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                                                                  EXHIBIT 10-AS




                              FOXMEYER CORPORATION
                  FY '95 EXECUTIVE INCENTIVE COMPENSATION PLAN

                                 PLAN DOCUMENT


PURPOSE

FoxMeyer's Executive Incentive Compensation is intended to:

- -        Motivate and reward high performing executives;

- -        Focus executive attention on achieving key objectives for Fiscal Year
         1995;

- -        Encourage executives to improve performance in areas identified as critical success factors and key long-term strategic priorities;

- -        Reward results that are achieved through an appropriate demonstration of the FoxMeyer values;

- -        Be a component of a total competitive pay structure.


EFFECTIVE DATE

The effective date of this program is April 1, 1987. The program will continue in effect for subsequent years unless it is terminated or amended by the Co-Chief Executive Officers and the Personnel and Compensation Committee of the Board of Directors. (This copy reflects 4/1/95 amendments.)

ELIGIBILITY

Participation in the plan is limited to Officers whose positions have a direct influence on the growth and profitability of FoxMeyer. The Co-CEO s and the Personnel and Compensation Committee of the Board of Directors will approve all participants in the plan.

ELIGIBILITY AND TARGET AWARDS

The following Officer level positions are eligible to participate in the Executive Incentive Compensation Plan. Based on the level of a position a target payout rate is established as follows:




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

LEVEL               DESCRIPTION                          TARGET PAYOUT
- -----               -----------                          -------------
  1                 President                            50% of base salary

  2                 Staff Senior Vice Presidents         30% of base salary
                    Line Senior Presidents
                    Regional Senior Vice Presidents

  3                 Staff Vice Presidents                25% of base salary
                    Line Vice Presidents
                    Group Vice Presidents

The positions and incumbents for the current plan year are listed in Attachment One.

AWARDABLE COMPONENTS

The awardable components for the Executive Incentive Plan are consistent for all plan participants:


                                                             Individual
                                               EVA    EBT    Objectives    Delta III
                                               ---    ---    ----------    ---------
       President/COO -                         20%    60%       20%          0%
       SVP/VP Direct Report to President       10%    60%       20%          10%
       VP                                       0%    60%       30%          10%

EARNINGS BEFORE TAXES

Earnings Before Taxes will be Net Income Before Taxes, before extraordinary items.

STRATEGIC INITIATIVES/CRITICAL SUCCESS FACTORS

Performance is measured by the level of attainment of specific critical success factors, strategic initiatives and financial objectives jointly established by participants and their direct managers. Objectives are established towards the beginning of each fiscal year and the level of attainment is measured at the end of the fiscal year.

PAYOUT OPPORTUNITIES

Each Executive Incentive level has threshold, target and maximum payout opportunity levels established. They are as follows:


LEVEL      THRESHOLD               TARGET               MAXIMUM
- -----      ---------               ------               --------
   1       25% of base salary      50% of base salary   100% of base salary

   2       15% of base salary      30% of base salary   45% of base salary

   3       12.5% of base salary    25% of base salary   37.5% of base salary




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The payout amount is based on the incumbent s salary effective at the end of the fiscal year. For Vice Presidents with annual salaries of less than $100,000, the payout opportunities are $12,500, $25,000 and $37,500 for threshold, target and maximum respectively.

When results fall between any two of the payout opportunities, awards will be calculated based on straight-line interpolation of results between the measurement points (threshold-target-maximum).

The specific payout opportunities for the current fiscal year based on awardable components are itemized in the following attachments:



ATTACHMENT                 LEVEL             DESCRIPTION
- ----------                 -----             -----------
Two                          1               President

Three                        2               Sr. Vice President

Four                         2               Vice President - Direct Report
                                             to President

Five                         3               Vice President



INCENTIVE AWARD ADJUSTMENTS

Incentive awards can be increased, modified, reduced or withheld based on unusual circumstances. All incentive award adjustments must be approved by the Co-CEO's and the Personnel and Compensation Committee of the Board of Directors.

PAYMENT SCHEDULE

Payments awarded under the Plan are paid annually, during the first quarter of the fiscal year, based on performance in the previous fiscal year, following confirmation of performance achievement levels. Payments will be approved by the Co-CEO's and the Personnel and Compensation Committee of the Board of Directors.

EMPLOYMENT STATUS/TERMINATION

Participants must be employees of FoxMeyer, a subsidiary or an affiliate at the time incentives are paid to receive an award; employees who terminate voluntarily or who are terminated for cause prior to the award date forfeit all rights to any award.

In the event of termination of employment due to health, disability, retirement, or involuntary termination other than for cause, participants may receive pro-rated awards after the end of the plan year, based on the duration of employment prior to termination, subject to the approval of the Co-CEO s and Personnel and Compensation Committee of the Board of Directors.




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PRO-RATED AWARDS

Individuals who are hired or promoted to officer levels during the plan year may be given partial awards under this program, pro-rated based upon the time spent in the incentive-eligible position, subject to the approval of the Co-CEO's and the Personnel and Compensation Committee of the Board of Directors.

PLAN ADMINISTRATION

The administration of this program shall be the responsibility of the Senior Vice President-Administration.

Nothing in this plan shall be construed to limit in any way the right of FoxMeyer to terminate an employee s employment at any time; nor shall it be evidence of any agreement or understanding, expressed or implied, that FoxMeyer will employ an individual in any particular position, for any particular period of time, ensure participation in any incentive programs, or grant awards from such programs, as they may from time to time exist.

The Co-CEO's in conjunction with the Personnel and Compensation Committee of the Board of Directors shall have the full power and authority to construe, interpret and administer the plan. The Co-CEO's and Committee also reserve the right to change or terminate the plan without notice. All decisions, actions, or interpretations of the Committee shall be conclusive and binding on all parties.




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
                                 ATTACHMENT ONE
                        FY '95 EXECUTIVE INCENTIVE PLAN

                               ELIGIBLE POSITIONS




LEVEL           TITLE                                                      INCUMBENT
- -----           -----                                                      ---------
50%             President and Chief Operating Officer                      T.L. Anderson

30%             Senior Vice President - Operations                         W.L. Estes
                Senior Vice President - Chief Financial Officer            P.B. McKee
                Senior Vice President - IS & Chief Information Officer     D.J. Schwinn
                Senior Vice President - Retail Marketing and Prod. Mkt     B.L. Fugagli
                Senior Vice President - Sales                              H.G. Daugherty
                Senior Vice President - Regional Sales                     J.R. Nixon
                Senior Vice President - Regional Sales                     R.H. Levin
                Senior Vice President - HealthConnect                      R.E. Davis
                Senior Vice President - General Counsel                    K.J. Rogan

25%             Vice President - Human Resources                           S.K. Stevens
                Vice President - Controller                                E.L. Massman
                Vice President - Treasurer                                 M.C. Kearney
                Vice President - Strategic Planning                        T. Bailey
                Vice President - Institutional and Managed Care Mkt        G.R. Frost
                Vice President - National Accounts                         P.A. Gunn
                Vice President - Business Development                      T.M. Shivers
                Vice President - H/AC Sales                                M. Straub
                Vice President - Technical & Managed Care                  D.M. Gage
                Vice President - Distribution and Sales Support            B. Hayden
                Vice President - Computer Services                         J.P. Lavalley
                Vice President - Trade Relations and Product Mgmt,         J.L. Grigg





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

FY '95 INCENTIVE PROGRAM                                          ATTACHMENT TWO
PRESIDENT - LEVEL ONE



TARGET PERCENTAGE OF BASE:     50%

PAYOUT BASIS:                  20% COMPANY EVA
                               60% COMPANY EBT
                               20% INDIVIDUAL OBJECTIVES



PROGRAM DESIGN:


                    COMPANY EVA                         COMPANY EBT
                    PERFORMANCE                         PERFORMANCE                    IND OBJ      TOTAL
                       LEVEL              PAYOUT*           LEVEL          PAYOUT*     PAYOUT*      PAYOUT*
===========================================================================================================
THRESHOLD                TBD               5.0%           $53.2 MIL         15.0%        5.0%        25.0%
TARGET           $-12.4 TO $-11.2MIL      10.0%           $56.0 MIL         30.0%       10.0%        50.0%
MAXIMUM                  TBD              20.0%           $61.6 MIL         60.0%       20.0%       100.0%
===========================================================================================================

*Payout:    Percentage of Base Salary

FY '95 INCENTIVE PROGRAM                                        ATTACHMENT THREE
SENIOR VICE PRESIDENT - LEVEL TWO


TARGET PERCENTAGE OF BASE:  30%

PAYOUT BASIS:               10% EVA
                            60% COMPANY EBT
                            20% STRATEGIC INITIATIVES/CRITICAL SUCCESS FACTORS
                            10% DELTA III

PROGRAM DESIGN:


                    COMPANY EVA                         COMPANY EBT
                    PERFORMANCE                         PERFORMANCE                    IND OBJ      DELTA III    TOTAL
                       LEVEL              PAYOUT*           LEVEL          PAYOUT*     PAYOUT*      PAYOUT*      PAYOUT*
========================================================================================================================
THRESHOLD                TBD               1.5%           $53.2 MIL         9.0%         3.0%      1.5%          15.0%
TARGET           $-12.4 TO $-11.2MIL       3.0%           $56.0 MIL         18.0%        6.0%      3.0%          30.0%
MAXIMUM                  TBD               4.5%           $61.6 MIL         27.0%        9.0%      4.5%          45.0%
=======================================================================================================================




*Payout:        Percentage of Base Salary
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FY '95 INCENTIVE PROGRAM                                        ATTACHMENT FOUR
VP DIRECT REPORT TO PRESIDENT - LEVEL TWO


TARGET PERCENTAGE OF BASE:  25%

PAYOUT BASIS:               10% EVA
                            60% COMPANY EBT
                            20% STRATEGIC INITIATIVES/CRITICAL SUCCESS FACTORS
                            10% DELTA III

PROGRAM DESIGN:


                    COMPANY EVA                         COMPANY EBT
                    PERFORMANCE                         PERFORMANCE                    IND OBJ     DELTA III    TOTAL
                       LEVEL              PAYOUT*           LEVEL          PAYOUT*     PAYOUT*     PAYOUT*      PAYOUT*
========================================================================================================================
THRESHOLD                TBD               1.25%          $53.2 MIL         7.5%        2.50%      1.25%         12.5%
TARGET           $-12.4 TO $-11.2MIL       2.5%           $56.0 MIL         15.0%       5.00%      2.50%         25.0%
MAXIMUM                  TBD               3.75%          $61.6 MIL         22.2%       7.50%      3.75%         37.5%
========================================================================================================================


*Payout:         Percentage of Base Salary





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FY '95 INCENTIVE PROGRAM
ATTACHMENT FIVE VICE PRESIDENT - LEVEL THREE



TARGET PERCENTAGE OF BASE:   25%

PAYOUT BASIS:                60% COMPANY EBT
                             30% STRATEGIC INITIATIVES/CRITICAL SUCCESS FACTORS
                             10% DELTA III

PROGRAM DESIGN:


                      COMPANY EBT
                      PERFORMANCE                    IND OBJ     DELTA III     TOTAL
                          LEVEL          PAYOUT*     PAYOUT*      PAYOUT       PAYOUT*
======================================================================================
THRESHOLD               $53.2 MIL          7.5%       3.75%       1.25%        12.5%
TARGET                  $56.0 MIL         15.0%       7.50%       2.50%        25.0%
MAXIMUM                 $61.6 MIL         22.2%      11.25%       3.75%        37.5%
======================================================================================

*Payout:     Percentage of Base Salary